SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 13, 2011
Berkshire Hathaway Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14905	47-0813844
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
3555 Farnam Street, Omaha, Nebraska 68131
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code:
(402) 346-1400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.
     Berkshire Hathaway Inc. (“Berkshire”) and The Lubrizol Corporation (“Lubrizol”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) on March 13, 2011. The Merger Agreement is filed herewith as Exhibit 10.1 and incorporated herein by reference.
     Berkshire and Lubrizol have issued a joint press release announcing the Merger Agreement, which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.
ITEM 9.01. Financial Statements and Exhibits.

Exhibit
Number	Description

10.1	Agreement and Plan of Merger, dated March 13, 2011, by and among Berkshire, Ohio Merger Sub, Inc., and Lubrizol

99.1	Joint Press Release issued by Berkshire and Lubrizol dated March 14, 2011

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERKSHIRE HATHAWAY INC.
Date: March 17, 2011	By:	/s/ Marc D. Hamburg
	Name:	Marc D. Hamburg
	Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit
Number	Description

10.1	Agreement and Plan of Merger, dated March 13, 2011, by and among Berkshire, Ohio Merger Sub, Inc., and Lubrizol

99.1	Joint Press Release issued by Berkshire and Lubrizol dated March 14, 2011

4